Exhibit 99.2

   Third Quarter 2020 Earnings Call  Tim Myers – Chief Executive OfficerErick Asmussen – Chief Financial Officer  November 5, 2020

 Important Information  2    Forward-Looking Statements This presentation contains statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as "anticipates," "believes," "could," "estimates," "expects," "forecasts," "goal," "guidance," "intends," "may," "outlook," "plans," "projects," "seeks," "sees," "should," "targets," "will," "would," or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts and expectations relating to the growth of the aerospace, ground transportation, industrials, building and construction and other end markets; statements and guidance regarding future financial results, operating performance, working capital, cash flows, liquidity and financial position; statements about cost savings and restructuring programs; statements about Arconic's strategies, outlook, business and financial prospects; statements related to costs associated with pension and other post-retirement benefit plans; statements regarding projected sources of cash flow; statements regarding potential legal liability; statements regarding the potential impact of the COVID-19 pandemic; and statements regarding actions to mitigate the impact of COVID-19. These statements reflect beliefs and assumptions that are based on Arconic’s perception of historical trends, current conditions and expected future developments, as well as other factors Arconic believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, these expectations may not be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and changes in circumstances, many of which are beyond Arconic’s control. Such risks and uncertainties include, but are not limited to: (a) existing and future adverse effects in connection with COVID-19 and the potential for COVID-19 related issues to significantly heighten the other risks customarily associated with our business (including those identified below); (b) the risk that we are unable to fully realize the expected benefits of the separation, or that dissynergy costs, costs of restructuring transactions and other costs incurred in connection with the separation, once fully realized, will exceed our estimates; (c) the risk of operating our business as a standalone company, which could result in additional demands on Arconic’s resources, systems, procedures and controls, disruption of its ongoing business, and diversion of management’s attention from other business concerns; (d) deterioration in global economic and financial market conditions generally; (e) unfavorable changes in the markets served by Arconic; (f) the inability to achieve the level of revenue growth, cash generation, cost savings, benefits of our management of legacy liabilities, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; (g) competition from new product offerings, disruptive technologies, industry consolidation or other developments; (h) political, economic, and regulatory risks relating to Arconic’s global operations, including compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (i) manufacturing difficulties or other issues that impact product performance, quality or safety; (j) the inability to meet demand for our products successfully or to mitigate the impact of cancellations of orders or reductions or delays caused by supply chain disruption; (k) a material disruption of Arconic’s operations, particularly at one or more of Arconic’s manufacturing facilities; (l) the inability to develop innovative new products or implement technology initiatives successfully; (m) challenges to or infringements on Arconic’s intellectual property rights; (n) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (o) the impact of potential cyber attacks and information technology or data security breaches; (p) the loss of significant customers or adverse changes in customers’ business or financial condition; (q) a significant downturn in the business or financial condition of a key supplier; (r) adverse changes in discount rates or investment returns on pension assets; (s) our inability to adequately mitigate the impact of changes in aluminum prices and foreign currency exchange rates on costs and results; (t) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation, which can expose Arconic to substantial costs and liabilities; (u) a determination by the IRS that the distribution or certain related transactions should be treated as taxable transactions; (v) risks associated with indebtedness, including potential restriction on our operations and the impact of events of default; and (w) the other risk factors summarized in Arconic’s Form 10-K for the year ended December 31, 2019 and other reports filed with the U.S. Securities and Exchange Commission (SEC). The above list of factors is not exhaustive or necessarily in order of importance. Market projections are subject to the risks discussed above and other risks in the market. The statements in this presentation are made as of the date of this presentation, even if subsequently made available by Arconic on its website or otherwise. Arconic disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

 Important Information (cont’d)  3    Non-GAAP Financial MeasuresSome of the information included in this presentation is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these financial measures are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Arconic’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Arconic. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures presented by Arconic may not be comparable to non-GAAP financial measures presented by other companies. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this presentation. Arconic has not provided reconciliations of any forward-looking non-GAAP financial measures, such as adjusted EBITDA, and free cash flow to the most directly comparable GAAP financial measures because such reconciliations are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from the non-GAAP measures, such as the effects of foreign currency movements, gains or losses on sales of assets, taxes, and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume. Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.Other InformationEffective July 1, 2020, the Company changed its inventory cost method to average cost for all U.S. inventories previously carried at last-in, first-out (LIFO) cost. The effects of the change in accounting principle from LIFO to average cost have been retrospectively applied to all prior periods presented. See the Company’s Form 10-Q for the quarterly period ended September 30, 2020 for further information.

3Q 2020 Highlights

- Sales of $1.4 billion, up 19% from prior quarter, down 22% (16% organically) year over year
- Net income of $5 million, or $0.05 per share, compared to a net loss of $24 million, or $0.22 per share, in third quarter 2019
- Adjusted EBITDA of $165 million and Adjusted EBITDA margin of 11.7%
- Cash provided from operations of $240 million and capital expenditures of $39 million resulting in free cash flow of $201 million[1]
- Quarter-end cash balance of $802 million, debt of $1.3 billion, net debt of $480 million, and total liquidity of ~$1.5 billion[2]
- Packaging non-compete expired October 31st
- Changed inventory cost method to average cost for all U.S. inventories previously carried at LIFO cost; also refined the Company's Adjusted EBITDA measures to remove the impact of metal price lag

ARCONIC

1) 3Q 2020: Cash provided from operations of $240M less capital expenditures of $39M = consolidated free cash flow of $201M.
2) Availability of the ABL is $678M as of October 21, 2020 due to working capital changes in the quarter.
See appendix for non-GAAP financial measure reconciliations.

4

3Q 2020 End Market Overview

Ground Transportation

- Sales increased 102% from prior quarter due to a 158% increase in automotive
- Year over year sales declined 10% organically driven by commercial transportation

Aerospace

- Sales declined 36% from prior quarter and fell 50% organically year over year, consistent with prior guidance
- OEMs maintain significant backlogs, but continued to experience deferments and cancellations during the quarter

Building and Construction

- Sales increased 8% from prior quarter, but declined 13% organically year over year

Packaging

- Sales increased 2% from prior quarter and declined 3% organically year over year primarily at the China facility

Industrial Products and Other

- Sales increased 11% from prior quarter and declined 3% organically year over year
- International trade litigation bolstered demand for domestic sheet used in industrial goods and industrial capacity at Tennessee continued to ramp up in the quarter

3Q 2020 Organic Revenue by End Market



(3%)
year over year
Industrial
(incl Other)
20%
(10%)
year over year
Ground
Transportation
37%
(3%)
year over year
Packaging
14%
Building and
Construction
19%
Aerospace
10%
(13%)
year over year
(50%)
year over year

ARCONIC

See appendix for non-GAAP financial measure reconciliations.

5

International Trade Actions Progressing Favorably and Already Making Impact

2019 Subject Imports and Market Share[1]

Importer	Millions of Pounds	Share of U.S. Consumption	Effective Cash Deposit Rate[2]
Bahrain	153	3.4%	13.70%-13.70%
Brazil	74	1.6%	49.48%-136.95%
Croatia	18	0.4%	3.22%
Egypt	31	0.7%	10.42%
Germany	178	3.9%	51.18%-352.71%
Greece	64	1.4%	2.72%
India	102	2.3%	5.44%-79.43%
Indonesia	118	2.6%	32.12%
Italy	57	1.3%	0.00%-29.13%
Korea	85	1.9%	5.04%
Oman	178	4.0%	3.53%
Romania	22	0.5%	12.51%-83.94%
Serbia	8	0.2%	11.24%-25.84%
Slovenia	25	0.6%	4.80%
South Africa	91	2.0%	8.93%
Spain	41	0.9%	3.75%-23.32%
Taiwan	114	2.5%	18.02%
Turkey	103	2.3%	12.90%-15.45%
Total	**1,463**	**32.5%**	

U.S. Aluminum Sheet Imports (Excluding Can Sheet)[3]



Billion lbs
2.0
2.0
2.1
1.0
Decline of imports equivalent to 2018 trade case would imply a 1.1 billion lbs reduction
2017
2018
2019
2021
Rest of World
18 Countries
China
Canada
Forecast Total

2020 August YTD U.S. aluminum sheet imports (excluding can sheet) are down 45% vs same period 2019[3]

ARCONIC

1) *ITC Preliminary Report*, https://www.usitc.gov/sites/default/files/publications/701_731/pub5049.pdf. Original data in short tons and converted to millions of pounds.
2) *Preliminary Determinations in the Countervailing Duty Investigation of Common Alloy Aluminum Sheet from Bahrain, Brazil, India, and Turkey*, www.trade.gov, Aug. 10, 2020.
U.S. Department of Commerce Issues Affirmative Preliminary Antidumping Duty Determinations on Common Alloy Aluminum Sheet From 18 Countries, www.commerce.gov, Oct. 10, 2020.
3) Aluminum Association Import Dashboard.

6

3Q 2020 Revenue and EBITDA Decline Drivers

	Revenue		Adjusted EBITDA	
	$M	Year over Year %	$M	Year over Year %
3Q 2019 Previously Reported	**$1,805**		**$194**	
Change in Inventory Accounting Impact	**-**		**(22)**	
Metal Lag	**-**		**10**	
3Q 2019 Recast	**$1,805**		**$182**	
Price	**(12)**	**(1%)**	**(12)**	**(7%)**
Volume/Mix	**(251)**	**(14%)**	**(94)**	**(52%)**
Net Savings	**-**	**-**	**64**	**35%**
Divestitures	**(46)**	**(3%)**	**(2)**	**(1%)**
Other[1]	**(81)**	**(4%)**	**27**	**16%**
3Q 2020	**$1,415**	**(22%)**	**$165[2]**	**(9%)**

1) Revenue Other includes aluminum price ($76M), portfolio actions ($11M), and FX $6M.
Adjusted EBITDA Other includes certain employee retirement benefit costs (non-service costs) $22M, portfolio actions $3M, and FX $2M.
2) The effect of the change in accounting principle as reported under average cost in 3Q 2020 compared with the amount had it continued to be reported under LIFO was a decrease of $14M to cost of goods sold, comprised of a $26M benefit for the elimination of the incremental LIFO cost associated with inventory sold during the period and a $12M charge to establish the incremental cost on an average cost basis for inventory sold during the period. Accordingly, effective in 3Q 2020, management refined the Company's Adjusted EBITDA measure to remove the impact of metal price lag, which was negative $16M in the quarter.

See appendix for non-GAAP financial measure reconciliations.

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7

3Q 2020 Segment Results

	Revenue		Segment Adjusted EBITDA[1]						Segment Adjusted EBITDA Margin		Drivers
($M)	3Q19	3Q20	3Q19	Price	Volume /Mix	Net Savings[2]	Other[3]	3Q20	3Q19	3Q20	
Rolled Products	**$1,397**	**$1,092**	**$160**	($13)	($80)	$54	$17	**$138**	**11.5%**	**12.6%**	▪ Volume declines in all end markets partially offset by strength in automotive subset of ground transportation as well as cost actions
Year over year change	*(22%) (15%) Organic*							*(14%)*	*+110bps*		
Building and Construction Systems	**$282**	**$241**	**$39**	-	($7)	$7	$1	**$40**	**13.8%**	**16.6%**	▪ Adjusted EBITDA increased modestly year-over-year as volume declines in the quarter were fully offset by cost actions
Year over year change	*(15%) (16%) Organic*							*3%*	*+280bps*		
Extrusions	**$126**	**$82**	**($8)**	$1	($7)	$7	$1	**($6)**	**-**	**-**	▪ Cost actions largely offset by lower aerospace volumes
Year over year change	*(35%) (25%) Organic*							*25%*	-		

1) Excludes metal lag in accordance with revised definition of adjusted EBITDA.
2) Total net savings exclude net corporate of ($4M), which is corporate actions net of year over year increases in corporate costs due to comparison of carve out to actual performance.
3) Other items in corporate were $6M of certain employee retirement benefit costs (non-service costs). Total company other includes certain employee retirement benefit costs (non-service costs) $22M, portfolio actions $3M, FX $2M, and divestitures ($2M).

See appendix for non-GAAP financial measure reconciliations.

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8

Strong Balance Sheet and Liquidity Profile Provide Stability

Robust Financial Position

- Ended the quarter with cash on hand of $802 million, total gross debt of $1.3 billion
- No debt maturities due until 2025
- Net leverage of less than one time net debt to trailing twelve months adjusted EBITDA

Total Cash and ABL Availability of ~$1.5 billion[1]

Arconic Capital Structure ($M)

Cash	$802
$800 ABL facility (2025)	$0
First Lien Secured Notes (2025)	$700
Second Lien Secured Notes (2028)	$600
Short-Term Borrowings	$5
Total Gross Debt	$1,305
Unamortized Debt Issuance Costs	($23)
Total Debt	**$1,282**
Total Debt Net of Cash[2]	**$480**

1) Availability of the ABL is $678M as of October 21, 2020 due to working capital changes in the quarter.
2) Net debt is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management assesses Arconic Corporation's leverage position after considering available cash that could be used to repay outstanding debt.

See appendix for non-GAAP financial measure reconciliations.

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9

4Q 2020 Revenue Outlook by End Market

4Q20 Trajectory from 3Q20

Ground Transportation

- 2021 model year changeover and typical year-end automotive OEM shutdowns expected to drive modest 4Q20 year over year decline of ~5-10%, but sales expected to be roughly flat sequentially
- Commercial transportation expected to improve sequentially in 4Q20 driven by heavy duty truck sales, which are expected to grow ~25%; however sales are expected to be down ~5-10% year over year

Aerospace

- 4Q20 aerospace revenue expected to be down ~60% year over year and down ~10-15% from 3Q20

Building and Construction

- 4Q20 likely to be flat to a modest decline from 3Q20 as construction markets remain tepid

Packaging

- Volumes expected to be roughly flat in 4Q20 as non-compete expired October 31st and qualification is expected first half of 2021

Industrial Products and Other

- 4Q20 revenue expected to increase ~10-15% sequentially with the ramp up of the Tennessee investment and impact of international trade case

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10

Looking Forward

- Continue to keep employees safe and operations running well
- Cost actions and productivity measures continue to drive margin performance
- Free cash flow generation supports continued deleveraging of legacy liabilities
- Expired packaging non-compete opens up new market opportunities in 2021
- Trade actions on imports of common alloy sheet levels the playing field and drives opportunity for U.S.-based manufacturers
- Improving ground transportation demand partially offsetting continued weakness in aerospace and building and construction end markets

Outlook

- 2020 revenue[1]: $5.6B - $5.7B
- 2020 Adjusted EBITDA[2]: $610M - $630M
- 2Q20-4Q20 free cash flow[2]: $150M - $200M

1) Full-year 2020 revenue assumes LME $1,660/mt + MWP $270/mt, which is based on actual prices for 1Q20-3Q20 and forecast for 4Q20.
2) Arconic has not provided reconciliations of any forward-looking non-GAAP financial measures, such as adjusted EBITDA, and free cash flow to the most directly comparable GAAP financial measures because such reconciliations are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from the non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes, and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume. Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

ARCONIC
11

 Appendix

Reconciliation of Segment Adjusted EBITDA

($M) (unaudited)	Quarter ended September 30, 2020	Quarter ended September 30, 2019[1]
Total Segment Adjusted EBITDA[2],[3],[4]	$ 172	$ 191
Unallocated amounts:		
Corporate expenses[3],[5]	(6)	(10)
Stock-based compensation expense	(6)	(10)
Metal price lag[6]	(16)	(10)
Provision for depreciation and amortization	(63)	(63)
Restructuring and other charges	(3)	(64)
Other[3],[7]	(14)	(12)
Operating income[4]	64	22
Interest expense	(22)	(29)
Other expenses, net[3]	(27)	–
Provision for income taxes[4]	(10)	(17)
Net income attributable to noncontrolling interest	–	–
Consolidated net income (loss) attributable to Arconic Corporation[4]	$ 5	$ (24)

1) Prior to April 1, 2020, Arconic Corporation's financial statements were prepared on a carve-out basis, as the underlying operations of the Company were previously consolidated as part of Arconic Corporation's former parent company's financial statements. Accordingly, the Company's results of operations for the quarter ended September 30, 2019 were prepared on such basis. The carve-out financial statements of Arconic Corporation are not necessarily indicative of the Company's consolidated results of operations had it been a standalone company during the referenced period. See the Combined Financial Statements included in each of (i) Exhibit 99.1 to Arconic Corporation's Form 10 Registration Statement (filed on February 7, 2020), (ii) the Company's Annual Report on Form 10-K for the year ended December 31, 2019 (filed on March 30, 2020), and (iii) the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2020 (filed on May 18, 2020), for additional information.

2) Effective in the second quarter of 2020, management elected to change the profit or loss measure of the Company's reportable segments from Segment operating profit to Segment Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) for internal reporting and performance measurement purposes. This change was made to enhance the transparency and visibility of the underlying operating performance of each segment. Effective in the third quarter of 2020, management refined the Company's Segment Adjusted EBITDA measure to remove the impact of metal price lag (see footnote 6). This change was made to further enhance the transparency and visibility of the underlying operating performance of each segment by removing the volatility associated with metal prices, which are driven by market factors that are beyond management's control.

Arconic Corporation calculates Segment Adjusted EBITDA as Total sales (third-party and intersegment) minus each of (i) Cost of goods sold, (ii) Selling, general administrative, and other expenses, and (iii) and Research and development expenses, plus Stock-based compensation expense and Metal price lag. Previously, the Company calculated Segment operating profit as Segment Adjusted EBITDA minus each of (i) the Provision for depreciation and amortization, (ii) Stock-based compensation expense, and (iii) Metal price lag. Arconic Corporation's Segment Adjusted EBITDA may not be comparable to similarly titled measures of other companies' reportable segments.

Also, effective July 1, 2020, the Company changed its inventory cost method to average cost for all U.S. inventories previously carried at last-in, first-in (LIFO) cost. The effects of the change in accounting principle have been retrospectively applied to the Company's Statement of Consolidated Operations for the quarter ended September 30, 2019. See footnote 4 for additional information.

Segment Adjusted EBITDA for the quarter ended September 30, 2019 was recast to reflect the new measure of segment profit or loss and the change in inventory cost method.

Total Segment Adjusted EBITDA is the sum of the respective Segment Adjusted EBITDA for each of the Company's three reportable segments: Rolled Products, Building and Construction Systems, and Extrusions. This amount is being presented for the sole purpose of reconciling Segment Adjusted EBITDA to the Company's Consolidated net income (loss).

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13

Reconciliation of Segment Adjusted EBITDA (cont'd)

3) In preparation for the separation of Arconic Corporation from its former parent company, effective January 1, 2020, certain U.S. defined benefit pension and other postretirement plans previously sponsored by the former parent company were separated into standalone plans for both Arconic Corporation and the former parent company. Additionally, effective April 1, 2020, Arconic Corporation assumed a portion of the obligations associated with certain non-U.S. defined benefit pension plans that included participants related to both Arconic Corporation and its former parent company, as well as legacy defined benefit pension plans assigned to the Company as a result of the separation from the former parent company. As a result, beginning in the first quarter of 2020 for these U.S. plans and in the second quarter of 2020 for these non-U.S. plans, Arconic Corporation applied defined benefit plan accounting resulting in benefit plan expense being recorded in operating income (service cost) and nonoperating income (nonservice cost). In all historical periods prior to these respective timeframes, Arconic Corporation was considered a participating employer in the former parent company's defined benefit plans and, therefore, applied multiemployer plan accounting resulting in the Company's share of benefit plan expense being recorded entirely in operating income. Also, Arconic Corporation is the plan sponsor of certain other non-U.S. defined benefit plans that contain participants related only to the underlying operations of the Company and, therefore, the related benefit plan expense was recorded in accordance with defined benefit plan accounting in all periods presented. The following table presents the total benefit plan expense (excluding settlements and curtailments) recorded by Arconic Corporation based on the foregoing in each period presented:

	Quarter ended September 30, 2020	Quarter ended September 30, 2019
Total Segment Adjusted EBITDA	$ (7)	$ (21)
Unallocated amounts:		
Corporate expenses	–	(3)
Other	–	(3)
Subtotal	–	(6)
Other expenses, net	(20)	(1)
Total	$ (27)	$ (28)

4) Effective July 1, 2020, the Company changed its inventory cost method to average cost for all U.S. inventories previously carried at LIFO cost. Management believes the average cost method more closely reflects the physical flow of inventories, improves comparability of the Company's operating results with its industry peers, and provides an increased level of consistency in the measurement of inventories in the Company's consolidated financial statements.. The effects of the change in accounting principle from LIFO to average cost have been retrospectively applied to the Company's Statement of Consolidated Operations for the quarter ended September 30, 2019. Accordingly, Net loss attributable to Arconic Corporation increased $17 (comprised of a $22 increase to Cost of goods sold and a $5 decrease to Provision for income taxes) from the amount previously reported in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 (filed on March 30, 2020). See the Consolidated Financial Statements included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2020 for additional information.

5) Corporate expenses are composed of general administrative and other expenses of operating the corporate headquarters and other global administrative facilities, as well as research and development expenses of the corporate technical center. The amount presented for the quarter ended September 30, 2019 represents an allocation of Arconic Corporation's former parent company's corporate expenses (see footnote 1 above).

6) Metal price lag represents the financial impact of the timing difference between when aluminum prices included in Sales are recognized and when aluminum purchase prices included in Cost of goods sold are realized. This adjustment aims to remove the effect of the volatility in metal prices and the calculation of this impact considers applicable metal hedging transactions.

7) Other includes certain items that impact Cost of goods sold and Selling, general administrative, and other expenses on the Company's Statement of Consolidated Operations that are not included in Segment Adjusted EBITDA, including those described as "Other special items" (see footnote 5 to the reconciliation of Adjusted EBITDA within Calculation of Non-GAAP Financial Measures included in this presentation).

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Reconciliation of Total Company Adjusted EBITDA

($M) (unaudited)	Quarter ended September 30, 2020	Quarter ended June 30, 2020	Quarter ended September 30, 2019[1]
Net income (loss) attributable to Arconic Corporation[2]	$ 5	$ (96)	$ (24)
Add:			
Net income attributable to noncontrolling interest	-	-	-
Provision for income taxes[2]	10	32	17
Other expenses (income), net[3]	27	16	-
Interest expense	22	40	29
Restructuring and other charges	3	77	64
Provision for depreciation and amortization	63	68	63
Stock-based compensation	6	5	10
Metal price lag[4]	16	10	10
Other special items[5]	13	11	13
Adjusted EBITDA[2],[3]	$ 165	$ 99	$ 182
Sales	$1,415	$1,187	$1,805
Adjusted EBITDA Margin	11.7%	8.3%	10.1%

Arconic Corporation's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for the following items: Provision for depreciation and amortization; Stock-based compensation; Metal price lag (see below); and Other special items. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Special items are composed of restructuring and other charges, discrete income tax items, and other items as deemed appropriate by management. There can be no assurances that additional special items will not occur in future periods. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic Corporation's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Effective in the third quarter of 2020, management refined the Company's Adjusted EBITDA measure to remove the impact of metal price lag (see footnote 4). This change was made to further enhance the transparency and visibility of the underlying operating performance of the Company by removing the volatility associated with metal prices, which are driven by market factors that are beyond management's control. Also, effective July 1, 2020, the Company changed its inventory cost method to average cost for all U.S. inventories previously carried at last-in, first-in (LIFO) cost. The effects of the change in accounting principle have been retrospectively applied to the Company's Statement of Consolidated Operations for the quarters ended June 30, 2020 and September 30, 2019. See footnote 2 for additional information. Adjusted EBITDA for the quarters ended June 30, 2020 and September 30, 2019 was recast to reflect both these changes.

1) Prior to April 1, 2020, Arconic Corporation's financial statements were prepared on a carve-out basis, as the underlying operations of the Company were previously consolidated as part of Arconic Corporation's former parent company's financial statements. Accordingly, the Company's results of operations for the quarter ended September 30, 2019 were prepared on such basis. The carve-out financial statements of Arconic Corporation are not necessarily indicative of the Company's consolidated results of operations had it been a standalone company during the referenced period. See the Combined Financial Statements included in each of (i) Exhibit 99.1 to Arconic Corporation's Form 10 Registration Statement (filed on February 7, 2020), (ii) the Company's Annual Report on Form 10-K for the year ended December 31, 2019 (filed on March 30, 2020), and (iii) the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2020 (filed on May 18, 2020), for additional information.

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15

Reconciliation of Total Company Adjusted EBITDA (cont'd)

2) Effective July 1, 2020, the Company changed its inventory cost method to average cost for all U.S. inventories previously carried at LIFO cost. Management believes the average cost method more closely reflects the physical flow of inventories, improves comparability of the Company's operating results with its industry peers, and provides an increased level of consistency in the measurement of inventories in the Company's consolidated financial statements. The effects of the change in accounting principle from LIFO to average cost have been retrospectively applied to the Company's Statement of Consolidated Operations for the quarters ended June 30, 2020 and September 30, 2019. Accordingly, for the quarter ended June 30, 2020, Net loss attributable to Arconic Corporation increased $4 (comprised of a $5 increase to Cost of goods sold and a $1 increase to Benefit for income taxes), or $0.04 per share, from the amounts previously reported in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2020 (filed on August 4, 2020). Additionally, for the quarter ended September 30, 2019, Net loss attributable to Arconic Corporation increased $17 (comprised of a $22 increase to Cost of goods sold and a $5 decrease to Provision for income taxes) from the amount previously reported in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 (filed on March 30, 2020). See the Consolidated Financial Statements included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2020 for additional information.

3) In preparation for the separation of Arconic Corporation from its former parent company, effective January 1, 2020, certain U.S. defined benefit pension and other postretirement plans previously sponsored by the former parent company were separated into standalone plans for both Arconic Corporation and the former parent company. Additionally, effective April 1, 2020, Arconic Corporation assumed a portion of the obligations associated with certain non-U.S. defined benefit pension plans that included participants related to both Arconic Corporation and its former parent company, as well as legacy defined benefit pension plans assigned to the Company as a result of the separation from the former parent company. As a result, beginning in the first quarter of 2020 for these U.S. plans and in the second quarter of 2020 for these non-U.S. plans, Arconic Corporation applied defined benefit plan accounting resulting in benefit plan expense being recorded in operating income (service cost) and nonoperating income (nonservice cost). In all historical periods prior to these respective timeframes, Arconic Corporation was considered a participating employer in the former parent company's defined benefit plans and, therefore, applied multiemployer plan accounting resulting in the Company's share of benefit plan expense being recorded entirely in operating income. Also, Arconic Corporation is the plan sponsor of certain other non-U.S. defined benefit plans that contain participants related only to the underlying operations of the Company and, therefore, the related benefit plan expense (excluding settlements and curtailments) was recorded in accordance with defined benefit plan accounting in all periods presented:

	Quarter ended September 30, 2020	Quarter ended September 30, 2019
Cost of goods sold	$ 7	$ 24
Selling, general administrative, and other expenses	–	3
Research and development expenses	–	-
Other expenses, net	20	1
	$ 27	$ 28

4) Metal price lag represents the financial impact of the timing difference between when aluminum prices included in Sales are recognized and when aluminum purchase prices included in Cost of goods sold are realized. This adjustment aims to remove the effect of the volatility in metal prices and the calculation of this impact considers applicable metal hedging transactions.

5) Other special items include the following:
- for the quarter ended September 30, 2020, costs related to several legal matters, including Grenfell Tower ($4) and other ($2), a write-down of inventory related to the curtailment of the casthouse operations at the Chandler (Arizona) extrusions facility ($5), and other ($2);
- for the quarter ended June 30, 2020, costs related to several legal matters, including a customer settlement ($5), Grenfell Tower ($3), and other ($3); and
- for the quarter ended September 30, 2019, an allocation of costs incurred by Arconic Corporation's former parent company associated with the April 1, 2020 separation of Arconic Inc. into two standalone publicly-traded companies.

ARCONIC

16

Reconciliation of Net Income (Loss) to Adjusted EBITDA, excluding non-service costs – previously reported

($M) (unaudited)	Quarter ended March 31, 2019(1)	June 30, 2019(1)	September 30, 2019(1)	December 31, 2019(1)	March 31, 2020(1)	June 30, 2020
Net income (loss) attributable to Arconic Corporation as previously reported	$ 41	$ 5	$ (7)	$ 186	$ 60	$ (92)
Add:						
Net income attributable to noncontrolling interest	-	-	-	-	-	-
Provision (Benefit) for income taxes	25	8	22	(103)	31	(31)
Other (income) expenses, net(2)	(14)	10	-	(11)	26	16
Interest expense	28	29	29	29	35	40
Restructuring and other charges	2	38	64	(17)	(19)	77
Provision for depreciation and amortization	63	64	63	62	60	68
Stock-based compensation	6	12	10	12	7	5
Other special items(3)	5	45	13	18	18	11
Adjusted EBITDA previously reported(2)	$ 156	$ 211	$ 194	$ 176	$ 218	$ 94
Add:						
Impact of change in inventory accounting method (LIFO)(4)	(6)	(11)	(22)	(23)	(18)	(5)
Metal price lag(5)	15	8	10	6	4	10
Adjusted EBITDA, excluding LIFO/Metal price lag	$ 165	$ 208	$ 182	$ 159	$ 204	$ 99
Pension/OPEB non-service costs(6)	22	21	22	21	(1)	-
Adjusted EBITDA, excluding LIFO/Metal price lag and non-service costs	$ 187	$ 229	$ 204	$ 180	$ 203	$ 99

The information on this slide is being presented solely for informational purposes only. Specifically, the purpose of this slide is to reflect the impact of the implementation of two changes that occurred in the third quarter of 2020 on the Company's previously reported Reconciliation of Net Income (Loss) to Adjusted EBITDA. The following paragraph describes these changes.

Effective in the third quarter of 2020, management refined the Company's Adjusted EBITDA measure to remove the impact of metal price lag (see footnote 5). This change was made to further enhance the transparency and visibility of the underlying operating performance of the Company by removing the volatility associated with metal prices. Also, effective July 1, 2020, the Company changed its inventory cost method to average cost for all U.S. inventories previously carried at last-in, first-in (LIFO) cost. The effects of the change in accounting principle have been retrospectively applied to the Company's Statement of Consolidated Operations for all prior periods presented. See footnote 4 for additional information.

Arconic Corporation's previous definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) was net margin plus an add-back for the following items: Provision for depreciation and amortization; Stock-based compensation; and Other special items. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Special items are composed of restructuring and other charges, discrete income tax items, and other items as deemed appropriate by management. There can be no assurances that additional special items will not occur in future periods. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic Corporation's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

1) Prior to April 1, 2020, Arconic Corporation's financial statements were prepared on a carve-out basis, as the underlying operations of the Company were previously consolidated as part of Arconic Corporation's former parent company's financial statements. Accordingly, the Company's results of operations for all periods prior to second quarter 2020 were prepared on such basis. The carve-out financial statements of Arconic Corporation are not necessarily indicative of the Company's consolidated results of operations had it been a standalone company during the referenced periods. See the Combined Financial Statements included in each of (i) Exhibit 99.1 to Arconic Corporation's Form 10 Registration Statement (filed on February 7, 2020), (ii) the Company's Annual Report on Form 10-K for the year ended December 31, 2019 (filed on March 30, 2020), and (iii) the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2020 (filed on May 18, 2020), for additional information.

ARCONIC

17

 2) In preparation for the separation of Arconic Corporation from its former parent company, effective January 1, 2020, certain U.S. defined benefit pension and other postretirement plans previously sponsored by the former parent company were separated into standalone plans for both Arconic Corporation and the former parent company. Additionally, effective April 1, 2020, Arconic Corporation assumed a portion of the obligations associated with certain non-U.S. defined benefit pension plans that included participants related to both Arconic Corporation and its former parent company, as well as legacy defined benefit pension plans assigned to the Company as a result of the separation from the former parent company. As a result, beginning in the first quarter of 2020 for these U.S. plans and in the second quarter of 2020 for these non-U.S. plans, Arconic Corporation applied defined benefit plan accounting resulting in benefit plan expense being recorded in operating income (service cost) and nonoperating income (nonservice cost). In all historical periods prior to these respective timeframes, Arconic Corporation was considered a participating employer in the former parent company’s defined benefit plans and, therefore, applied multiemployer plan accounting resulting in the Company’s share of benefit plan expense being recorded entirely in operating income. Also, Arconic Corporation is the plan sponsor of certain other non-U.S. defined benefit plans that contain participants related only to the underlying operations of the Company and, therefore, the related benefit plan expense (excluding settlements and curtailments) was recorded in accordance with defined benefit plan accounting in all periods presented. See footnote 3 to the Reconciliation of Total Company Adjusted EBITDA included in this presentation for additional information.3) Other special items include the following:for the quarter ended March 31, 2019, an allocation of costs incurred by Arconic Corporation’s former parent company associated with the following matters: a company-wide strategy and portfolio review by management ($3), the April 1, 2020 separation of Arconic Inc. into two standalone publicly-traded companies ($1), and a legal matter referred to as Grenfell Tower ($1);for the quarter ended June 30, 2019, a charge for an ongoing environmental remediation matter referred to as Grasse River ($25) and an allocation of costs incurred by Arconic Corporation’s former parent company associated with the following matters: the April 1, 2020 separation of Arconic Inc. into two standalone publicly-traded companies ($9), negotiation of a collective bargaining agreement with the United Steelworkers ($9), and a legal matter referred to as Grenfell Tower ($2);for the quarter ended September 30, 2019, an allocation of costs incurred by Arconic Corporation’s former parent company associated with the April 1, 2020 separation of Arconic Inc. into two standalone publicly-traded companies;for the quarter ended December 31, 2019, an allocation of costs incurred by Arconic Corporation’s former parent company associated with the April 1, 2020 separation of Arconic Inc. into two standalone publicly-traded companies ($17) and a legal matter referred to as Grenfell Tower ($1);for the quarter ended March 31, 2020, an allocation of costs incurred by Arconic Corporation’s former parent company associated with the April 1, 2020 separation of Arconic Inc. into two standalone publicly-traded companies; andfor the quarter ended June 30, 2020, costs related to several legal matters, including customer settlement ($5), Grenfell Tower ($3), and other ($3).4) Effective July 1, 2020, the Company changed its inventory cost method to average cost for all U.S. inventories previously carried at LIFO cost. Management believes the average cost method more closely reflects the physical flow of inventories, improves comparability of the Company’s operating results with its industry peers, and provides an increased level of consistency in the measurement of inventories in the Company’s consolidated financial statements. See the Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 for additional information.5) Metal price lag represents the financial impact of the timing difference between when aluminum prices included in Sales are recognized and when aluminum purchase prices included in Cost of goods sold are realized. This adjustment aims to remove the effect of the volatility in metal prices and the calculation of this impact considers applicable metal hedging transactions.6) This adjustment reflects a proxy of non-service cost associated with certain defined benefit pension and other postretirement plan obligations had standalone plans existed for all the Company’s participants instead of participating in defined benefit plans sponsored by Arconic Corporation’s former parent company (see footnote 2 above).  18  Reconciliation of Net Debt to Adjusted EBITDA, excluding non-service costs (cont’d)

Reconciliation of Net Debt to Adjusted EBITDA, excluding non-service costs

($M) (unaudited)	Quarter ended March 31, 2019[1]	June 30, 2019[1]	September 30, 2019[1]	December 31, 2019[1]	March 31, 2020[1]	June 30, 2020	September 30, 2020
Net income (loss) attributable to Arconic Corporation[2]	$ 37	$ (4)	$ (24)	$ 168	$ 46	$ (96)	$ 5
Add:							
Net income attributable to noncontrolling interest	-	-	-	-	-	-	-
Provision (Benefit) for income taxes[2]	23	6	17	(108)	27	(32)	10
Other (income) expenses, net[3]	(14)	10	-	(11)	26	16	27
Interest expense	28	29	29	29	35	40	22
Restructuring and other charges	2	38	64	(17)	(19)	77	3
Provision for depreciation and amortization	63	64	63	62	60	68	63
Stock-based compensation	6	12	10	12	7	5	6
Metal price lag[4]	15	8	10	6	4	10	16
Other special items[5]	5	45	13	18	18	11	13
Adjusted EBITDA[2],[3]	$ 165	$ 208	$ 182	$ 159	$ 204	$ 99	$ 165
Pension/OPEB non-service costs[6]	22	21	22	21	(1)	-	-
Adjusted EBITDA, excluding non-service costs[2],[3]	$ 187	$ 229	$ 204	$ 180	$ 203	$ 99	$ 165
Long-term debt + Short-term borrowings							$ 1,282
Less: Cash and cash equivalents							802
Net Debt[7]							$ 480
Net Debt to Trailing Twelve Months Adjusted EBITDA, excluding non-service costs							0.74

Arconic Corporation's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for the following items: Provision for depreciation and amortization; Stock-based compensation; Metal price lag (see below); and Other special items. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Special items are composed of restructuring and other charges, discrete income tax items, and other items as deemed appropriate by management. There can be no assurances that additional special items will not occur in future periods. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic Corporation's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Effective in the third quarter of 2020, management refined the Company's Adjusted EBITDA measure to remove the impact of metal price lag (see footnote 4). This change was made to further enhance the transparency and visibility of the underlying operating performance of the Company by removing the volatility associated with metal prices, which are driven by market factors that are beyond management's control. Also, effective July 1, 2020, the Company changed its inventory cost method to average cost for all U.S. inventories previously carried at last-in, first-in (LIFO) cost. The effects of the change in accounting principle have been retrospectively applied to the Company's Statement of Consolidated Operations for all prior periods presented. See footnote 2 for additional information. Adjusted EBITDA for all prior periods presented was recast to reflect both these changes.

1) Prior to April 1, 2020, Arconic Corporation's financial statements were prepared on a carve-out basis, as the underlying operations of the Company were previously consolidated as part of Arconic Corporation's former parent company's financial statements. Accordingly, the Company's results of operations for all periods prior to second quarter 2020 were prepared on such basis. The carve-out financial statements of Arconic Corporation are not necessarily indicative of the Company's consolidated results of operations had it been a standalone company during the referenced periods. See the Combined Financial Statements included in each of (i) Exhibit 99.1 to Arconic Corporation's Form 10 Registration Statement (filed on February 7, 2020), (ii) the Company's Annual Report on Form 10-K for the year ended December 31, 2019 (filed on March 30, 2020), and (iii) the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2020 (filed on May 18, 2020), for additional information.

ARCONIC

19

 2) Effective July 1, 2020, the Company changed its inventory cost method to average cost for all U.S. inventories previously carried at LIFO cost. Management believes the average cost method more closely reflects the physical flow of inventories, improves comparability of the Company’s operating results with its industry peers, and provides an increased level of consistency in the measurement of inventories in the Company’s consolidated financial statements. The effects of the change in accounting principle from LIFO to average cost have been retrospectively applied to the Company’s Statement of Consolidated Operations for all prior periods presented. See the Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 for additional information.3) In preparation for the separation of Arconic Corporation from its former parent company, effective January 1, 2020, certain U.S. defined benefit pension and other postretirement plans previously sponsored by the former parent company were separated into standalone plans for both Arconic Corporation and the former parent company. Additionally, effective April 1, 2020, Arconic Corporation assumed a portion of the obligations associated with certain non-U.S. defined benefit pension plans that included participants related to both Arconic Corporation and its former parent company, as well as legacy defined benefit pension plans assigned to the Company as a result of the separation from the former parent company. As a result, beginning in the first quarter of 2020 for these U.S. plans and in the second quarter of 2020 for these non-U.S. plans, Arconic Corporation applied defined benefit plan accounting resulting in benefit plan expense being recorded in operating income (service cost) and nonoperating income (nonservice cost). In all historical periods prior to these respective timeframes, Arconic Corporation was considered a participating employer in the former parent company’s defined benefit plans and, therefore, applied multiemployer plan accounting resulting in the Company’s share of benefit plan expense being recorded entirely in operating income. Also, Arconic Corporation is the plan sponsor of certain other non-U.S. defined benefit plans that contain participants related only to the underlying operations of the Company and, therefore, the related benefit plan expense (excluding settlements and curtailments) was recorded in accordance with defined benefit plan accounting in all periods presented. See footnote 3 to the Reconciliation of Total Company Adjusted EBITDA included in this presentation for additional information.4) Metal price lag represents the financial impact of the timing difference between when aluminum prices included in Sales are recognized and when aluminum purchase prices included in Cost of goods sold are realized. This adjustment aims to remove the effect of the volatility in metal prices and the calculation of this impact considers applicable metal hedging transactions.5) Other special items include the following:for the quarter ended March 31, 2019, an allocation of costs incurred by Arconic Corporation’s former parent company associated with the following matters: a company-wide strategy and portfolio review by management ($3), the April 1, 2020 separation of Arconic Inc. into two standalone publicly-traded companies ($1), and a legal matter referred to as Grenfell Tower ($1);for the quarter ended June 30, 2019, a charge for an ongoing environmental remediation matter referred to as Grasse River ($25) and an allocation of costs incurred by Arconic Corporation’s former parent company associated with the following matters: the April 1, 2020 separation of Arconic Inc. into two standalone publicly-traded companies ($9), negotiation of a collective bargaining agreement with the United Steelworkers ($9), and a legal matter referred to as Grenfell Tower ($2);for the quarter ended September 30, 2019, an allocation of costs incurred by Arconic Corporation’s former parent company associated with the April 1, 2020 separation of Arconic Inc. into two standalone publicly-traded companies;for the quarter ended December 31, 2019, an allocation of costs incurred by Arconic Corporation’s former parent company associated with the April 1, 2020 separation of Arconic Inc. into two standalone publicly-traded companies ($17) and a legal matter referred to as Grenfell Tower ($1);for the quarter ended March 31, 2020, an allocation of costs incurred by Arconic Corporation’s former parent company associated with the April 1, 2020 separation of Arconic Inc. into two standalone publicly-traded companies;for the quarter ended June 30, 2020, costs related to several legal matters, including customer settlement ($5), Grenfell Tower ($3), and other ($3); andfor the quarter ended September 30, 2020, costs related to several legal matters, including Grenfell Tower ($4) and other ($2), a write-down of inventory related to the curtailment of the casthouse operations at the Chandler (Arizona) extrusions facility ($5), and other ($2).6) This adjustment reflects a proxy of non-service cost associated with certain defined benefit pension and other postretirement plan obligations had standalone plans existed for all the Company’s participants instead of participating in defined benefit plans sponsored by Arconic Corporation’s former parent company (see footnote 3 above).7) Net debt is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management assesses Arconic Corporation’s leverage position after considering available cash that could be used to repay outstanding debt.  20  Reconciliation of Net Debt to Adjusted EBITDA, excluding non-service costs (cont’d)

Adjusted EBITDA to Free Cash Flow Bridge

($M)	Quarter ended September 30, 2020
Adjusted EBITDA[1]	$165
Change in working capital[2]	185
Cash payments for:	
Environmental remediation (Grasse River)	(33)
Other postretirement benefits	(14)
Restructuring actions	(5)
Interest	(19)
Income taxes	(3)
Capital expenditures	(39)
Other	(36)
Free Cash Flow[3][4]	$201

1) Arconic Corporation's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for the following items: Provision for depreciation and amortization; Stock-based compensation; Metal price lag; and Other special items. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Special items are composed of restructuring and other charges, discrete income tax items, and other items as deemed appropriate by management. There can be no assurances that additional special items will not occur in future periods. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic Corporation's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies. The Company has provided a reconciliation of this non-GAAP measure to the most directly comparable GAAP measure in this presentation (see the Reconciliation of Total Company Adjusted EBITDA presented elsewhere in this Appendix).

2) Arconic Corporation's definition of working capital is Receivables plus Inventories less Accounts payable, trade.

3) Arconic Corporation's definition of Free Cash Flow is Cash from operations less capital expenditures. Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures, which are both necessary to maintain and expand Arconic Corporation's asset base and expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

4) 3Q 2020: Cash provided from operations of $240M less capital expenditures of $39M = consolidated free cash flow of $201M.

ARCONIC

21

Reconciliation of Total Company Organic Revenue by End Market

($M)	Ground Transportation	Building and Construction	Aerospace	Packaging	Industrial Products and Other	Total
2Q19						
Revenue	$666	$345	$344	$241	$327	$1,923
Less:						
Sales – Itapissuma	3	6	—	25	8	42
Sales – Changwon	—	—	9	—	4	13
Organic Revenue	$663	$339	$335	$216	$315	$1,868
2Q20						
Revenue	$257	$263	$237	$195	$239	$1,191
Less:						
Aluminum price impact	(23)	(6)	(9)	(22)	(18)	(78)
Foreign currency impact	(2)	(2)	(1)	(3)	(8)	(16)
Organic Revenue	$282	$271	$247	$220	$265	$1,285
3Q19						
Revenue	$618	$329	$311	$236	$311	$1,805
Less:						
Sales – Itapissuma	3	3	—	22	5	33
Sales – Changwon	—	—	4	—	9	13
Organic Revenue	$615	$326	$307	$214	$297	$1,759
3Q20						
Revenue	$518	$283	$151	$198	$265	$1,415
Less:						
Aluminum price impact	(36)	(4)	(3)	(8)	(25)	(76)
Foreign currency impact	3	3	(1)	(1)	2	6
Organic Revenue	$551	$284	$155	$207	$288	$1,485

ARCONIC

Organic revenue is a non-GAAP financial measure. Management believes this measure is meaningful to investors as it presents revenue on a comparable basis for all periods presented due to the impact of the sale of an aluminum rolling mill in Brazil (divested in February 2020), the sale of a hard alloy extrusions plant in South Korea (divested in March 2020), and the impact of changes in aluminum prices and foreign currency fluctuations relative to the prior year period.

22

Reconciliation of Organic Revenue by Segment  23  ($M)          Quarter ended                  September 30,                  2019     2020  Total                     Revenue       $1,805      $1,415      Less:                      Revenue – Itapissuma     33      -         Revenue – South Korea     13      -         Aluminum price impact      n/a      (76)        Foreign currency impact      n/a      6     Organic revenue       $1,759      $1,485   Rolled Products                     Revenue       $1,397      $1,092      Less:                      Revenue – Itapissuma     33      -         Aluminum price impact      n/a      (72)        Foreign currency impact      n/a      2     Organic revenue       $1,364      $1,162   Building and Construction Systems                     Revenue       $282      $241      Less:                      Aluminum price impact      n/a      (1)        Foreign currency impact      n/a      4     Organic revenue       $282      $238   Extrusions                     Revenue       $126      $82      Less:                    Revenue – South Korea    13    -        Aluminum price impact      n/a      (3)        Foreign currency impact      n/a      -     Organic revenue       $113      $85   Organic revenue is a non-GAAP financial measure. Management believes this measure is meaningful to investors as it presents revenue on a comparable basis for all periods presented due to the impact of the sale of an aluminum rolling mill in Brazil (divested in February 2020), the sale of a hard alloy extrusions plant in South Korea (divested in March 2020), and the impact of changes in aluminum prices and foreign currency fluctuations relative to the prior year period.